Kensington Managed Income Fund
Schedule of Investments
September 30, 2025 (Unaudited)

OPEN-END FUNDS - 52.5%	Shares	Value
American High-Income Trust - Class F-3	15,527,950	$154,503,106
BlackRock High Yield Portfolio - Class K	7,112,376	51,564,723
Fidelity Capital & Income Fund	5,020,080	54,367,470
Manning & Napier High Yield Bond Series - Class Z	6,727,841	65,798,289
MassMutual High Yield Fund - Class I	2,520,944	20,646,532
Transamerica High Yield Bond - Class I	2,109,410	17,381,541
Victory Pioneer Strategic Income Fund - Class K	2,615,063	25,810,669
TOTAL OPEN-END FUNDS (Cost $376,011,883)		390,072,330

EXCHANGE TRADED FUNDS - 47.6%	Shares	Value
BondBloxx CCC-Rated USD High Yield Corporate Bond ETF	107,289	4,211,093
iShares Broad USD High Yield Corporate Bond ETF (a)	3,140,450	118,646,201
Janus Henderson Securitized Income ETF	358,352	18,731,059
John Hancock High Yield ETF (b)	150,000	3,918,000
PIMCO Multisector Bond Active ETF	1,443,355	38,739,648
Simplify High Yield ETF	200,172	4,585,941
SPDR Portfolio High Yield Bond ETF (a)	3,170,930	75,912,064
VanEck Fallen Angel High Yield Bond ETF	1,363,870	40,547,855
Xtrackers USD High Yield Corporate Bond ETF	1,322,962	49,095,120
TOTAL EXCHANGE TRADED FUNDS (Cost $344,080,119)		354,386,981

SHORT-TERM INVESTMENTS - 25.3%		Value
Investments Purchased with Proceeds from Securities Lending – 25.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.27% (c)	187,804,555	187,804,555
TOTAL SHORT-TERM INVESTMENTS (Cost $187,804,555)		187,804,555

TOTAL INVESTMENTS - 125.4% (Cost $907,896,557)		932,263,866
Money Market Deposit Account - 0.0% (d)		20,120
Liabilities in Excess of Other Assets - (25.4)%		(188,908,476)
TOTAL NET ASSETS - 100.0%		$743,375,510

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $183,270,673.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.95%.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Kensington Managed Income Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Open-End Funds	$390,072,330	$–	$–	$390,072,330
Exchange Traded Funds	354,386,981	–	–	354,386,981
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	187,804,555
Total Investments	$744,459,311	$–	$–	$932,263,866

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $187,804,555 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Transaction with Affiliates- If the Fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act.  The Fund conducted transactions during the period ended September 30, 2025, with affiliated companies as so defined:

Investment Security	12/31/24 Share Balance	Gross Additions	Gross Reductions	Realized Gain (Loss)	Distributions Received	9/30/25 Share Balance	9/30/25 Value	Net Change in Unrealized Appreciation/ Depreciation
John Hancock High Yield ETF	-	$ 3,947,025	$ -	$ -	$19,055	150,000	$3,918,000	$(29,025)